UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 12, 2012
____________________

Tegal Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

140 2nd Street, Suite 318
Petaluma, CA 94952
(Address of Principal Executive Offices)

(707) 763-5600
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Agreement Not to Compete with Jay M. Tenenbaum.  On July 12, 2012, in connection with the acquisition of CollabRx, Inc. (“CollabRx”) pursuant to the Agreement and Plan of Merger, dated June 29, 2012 (the “Merger Agreement”), by and among Tegal Corporation (“Tegal” or the “Company”), CLBR Acquisition Corp., CollabRx and CommerceNet, as Stockholders’ Representative (the “Merger”), Tegal entered into an Agreement Not to Compete with Jay M. Tenenbaum (the “Noncompete”), pursuant to which Mr. Tenenbaum agreed to refrain from competing with Tegal on the terms set forth therein for a period of three years commencing on July 12, 2012.

The full text of the Noncompete is filed as Exhibit 10.1 to this Current Report and incorporated herein by this reference.  The description of the Noncompete provided above is qualified in its entirety by the full text as attached.

Promissory Notes.  On July 12, 2012, Tegal assumed $500,000 of existing CollabRx indebtedness through the issuance of two promissory notes, each in the principal amount of $250,000, to CommerceNet and Jay M. Tenenbaum (the “Promissory Notes”).  The principal of the Promissory Notes is payable in equal installments on the third, fourth and fifth anniversaries of the date of issuance, along with the accrued but unpaid interest as of such dates.

The full texts of the Promissory Notes are filed as Exhibits 10.2 and 10.3 to this Current Report and incorporated herein by this reference.  The description of the Promissory Notes provided above is qualified in its entirety by the full texts as attached.

Stockholders Agreement.  On July 12, 2012, Tegal entered into a Stockholders Agreement (the “Stockholders Agreement”) with the former stockholders of CollabRx.  Pursuant to the Stockholders Agreement, (i) Tegal has agreed to provide certain registration rights to the stockholders, and (ii) the stockholders have agreed to certain transfer restrictions and voting provisions for a period of two years.

The full text of the Stockholders Agreement is filed as Exhibit 10.4 to this Current Report and incorporated herein by this reference.  The description of the Stockholders Agreement provided above is qualified in its entirety by the full text as attached.

Item 2.01.	Completion of Acquisition of Assets

On July 12, 2012, Tegal completed the acquisition of CollabRx, pursuant to the previously announced Merger Agreement.  As a result of the Merger, CollabRx became a wholly-owned subsidiary of the Company.  In consideration for the stock of CollabRx, Tegal will issue an aggregate of 236,433 shares of common stock, representing 14% of Tegal’s total shares outstanding prior to the closing, to former CollabRx stockholders.  Tegal also assumed $500,000 of existing CollabRx indebtedness through the issuance of the Promissory Notes.  In addition, Tegal granted a total of 368,417 RSUs and options as “inducement grants” to newly hired management and employees, all subject to four-year vesting and other restrictions.
A copy of the Merger Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2012 and is incorporated herein by reference.  The foregoing description of the transaction is qualified in its entirety by the full text of the Merger Agreement.

Item 5.02.	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger described in Item 1.01 above and pursuant to the Merger Agreement and the Employment Agreement dated as of June 29, 2012 by and among Tegal and James Karis (the “Employment Agreement”), on July 12, 2012, Mr. Karis, the former Chief Executive Officer of CollabRx, was appointed the Co-Chief Executive Officer and a director of Tegal.

Pursuant to the Employment Agreement and the Restricted Stock Unit Award Agreement dated as of July 12, 2012 by and between Tegal and Mr. Karis (the “Restricted Stock Unit Award Agreement”), Mr. Karis was granted 239,417 restricted stock units (“RSUs”), which will vest over a period of four years, with 23,921 RSUs vesting immediately, 17,970 RSUs vesting on each of the 9- and 12-month anniversaries of the date of grant and 14,963 RSUs vesting on each subsequent quarterly anniversary of the date of grant.

In addition, pursuant to the Indemnity Agreement dated as of July 12, 2012 by and between Tegal and James Karis (the “Indemnity Agreement”), Mr. Karis has been granted customary indemnification rights in connection with his position as an officer and director of the Company.

A copy of the Employment Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2012 and is incorporated herein by reference.

The full text of the Restricted Stock Unit Award Agreement is filed as Exhibit 10.7 to this Current Report and is incorporated herein by this reference.  The description of the Restricted Stock Unit Award Agreement provided above is qualified in its entirety by the full text as attached.

The full text of the Indemnity Agreement is filed as Exhibit 10.8 to this Current Report and is incorporated herein by this reference.  The description of the Indemnity Agreement provided above is qualified in its entirety by the full text as attached.

Mr. Karis, age 64, served as a director and Chief Executive Officer of CollabRx from September 2011 through July 12, 2012.  Between May 2009 and September 2011, Mr. Karis was an independent consultant.  From January 2000 until May 2009, Mr. Karis served as a director, President and Chief Executive Officer of Entelos, Inc. (“Entelos”), a U.S.-based life sciences technology company.  Prior to Entelos, Mr. Karis served as the President and Chief Operating Officer of PAREXEL International Corporation, Chief Operating Officer of Pharmaco International, Vice President of International Operations of Baxter International and a founder of KMR Group.  In addition to the foregoing positions, Mr. Karis has served as a director of Datatrak, Inc. since May 2012, a director of Schulman IRB Holding Company since January 2010, and a director of Marina Biotech, Inc. since 2009.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Agreement Not to Compete, dated July 12, 2012, by and between Tegal Corporation and Jay M. Tenenbaum.

10.2	Promissory Note issued by Tegal Corporation on July 12, 2012 to Jay M. Tenenbaum.

10.3	Promissory Note issued by Tegal Corporation on July 12, 2012 to CommerceNet.

10.4	Stockholders Agreement, dated July 12, 2012, by and among Tegal Corporation and the stockholders identified therein.

10.5
Agreement and Plan of Merger, dated June 29, 2012, by and among Tegal Corporation, CLBR Acquisition Corp., CollabRx, Inc. and CommerceNet, as Stockholders’ Representative (filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 5, 2012).

10.6	Employment Agreement, dated June 29, 2012, by and among Tegal Corporation and James Karis (filed as Exhibit 10.2 to the Current Report on Form 8-K filed on July 5, 2012).

10.7	Restricted Stock Unit Award Agreement, dated July 12, 2012, by and between Tegal Corporation and James Karis.

10.8	Indemnity Agreement, dated July 12, 2012, by and between Tegal Corporation and James Karis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2012	TEGAL CORPORATION
	By:	/s/ Christine Hergenrother
	Name: Title:	Christine Hergenrother Chief Financial Officer